UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2021

Hostess Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7905 Quivira Road, Lenexa, Kansas	66215
(Address of principal executive offices)	(Zip Code)

(816) 701-4600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value of $0.0001 per share	TWNK	NASDAQ
Warrants, each exercisable for a half share of Class A Common Stock	TWNKW	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 8.01. Other Events.

Hostess Brands, Inc. (the “Company”) intends to file a preliminary consent solicitation statement on Schedule 14A to obtain the consent of holders of at least 65% of its outstanding publicly-traded warrants (the “Public Warrants”) to approve an amendment (the “Amendment”) to the Warrant Agreement, dated as of August 13, 2015, between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent.

The Amendment, if approved and executed, will provide that the exercise price of the Company’s outstanding warrants, including the Public Warrants and the warrants issued in a private placement concurrent with the initial public offering of Gores Holdings, Inc., the special purpose acquisition company with which the Company completed a business combination in November 2016, will be payable through a “cashless exercise”, with a premium of $0.25 added to the valuation price of the shares for purposes of calculating the number of shares issuable upon exercise of the warrants.

The Company expects to file the preliminary consent solicitation statement (the “Consent Solicitation Statement”) with the Securities and Exchange Commission (“SEC”) on or about June 25, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains statements reflecting the Company’s views about its future performance that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing the Company’s future operating performance and statements addressing events and developments that the Company expects or anticipates will occur are also considered as forward-looking statements. All forward-looking statements included herein are made only as of the date hereof. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to, maintaining, extending and expanding the Company’s reputation and brand image; protecting intellectual property rights; leveraging the Company’s brand value to compete against lower-priced alternative brands; correctly predicting, identifying and interpreting changes in consumer preferences and demand and offering new products to meet those changes; operating in a highly competitive industry; the continued ability to produce and successfully market products with extended shelf life; the ability to pass cost increases on to our customers; the ability to maintain or add additional shelf or retail space for the Company’s products; our ability to identify or complete strategic acquisitions, alliances, divestitures or joint ventures; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; the ability to drive revenue growth in key products or add products that are faster-growing and more profitable; adverse impact or disruption to our business caused by COVID-19 or future outbreaks of highly infectious or contagious diseases; volatility in commodity, energy, and other input prices and the ability to adjust pricing to cover increased costs; significant changes in the availability and pricing of transportation; dependence on major customers; increased labor and employee related costs; strikes or work stoppages; product liability claims, product recalls, or regulatory enforcement actions; dependence on third parties for significant services; unanticipated business disruptions; geographic focus could make the Company particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; unsuccessful implementation of business strategies to reduce costs; increased costs to comply with governmental regulation; failures, unavailability, or disruptions of the Company’s information technology systems; dependence on key personnel or a highly skilled and diverse workforce; the Company’s ability to finance indebtedness on terms favorable to the Company; and other risks as set forth from time to time in the Company’s SEC filings.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Risks and uncertainties are identified and discussed in Item 1A-Risk Factors in the Company’s Annual Report on Form 10-K/A

for 2020 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are expressly qualified in their entirety by these risk factors. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Important Information and Where to Find It

In connection with the proposed Amendment, the Company intends to file with the SEC a preliminary Consent Solicitation Statement and mail a definitive Consent Solicitation Statement and other relevant documentation to the holders of the Public Warrants. This document does not contain all the information that should be considered concerning the proposed Amendment. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Amendment. Holders of Public Warrants and other interested persons are advised to read, when available, the preliminary Consent Solicitation Statement and any amendments thereto, and the definitive Consent Solicitation Statement in connection with the solicitation of consents to approve the Amendment because these materials will contain important information about the Company and the proposed Amendment. The definitive Consent Solicitation Statement will be mailed to holders of Public Warrants as of a record date to be established for the delivery of consents when it becomes available. Holders of Public Warrants will also be able to obtain a copy of the preliminary Consent Solicitation Statement and the definitive Consent Solicitation Statement once they are available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Hostess Brands, Inc. by calling (816) 701-4600 or by sending a written request, Attention: Secretary at 7905 Quivira Road, Lenexa, Kansas 66215.

Participants in the Solicitation

The Company and its directors and executive officers, may be considered participants in the solicitation of consents with respect to the Amendment described in this Current Report on Form 8-K under the rules of the SEC. Information about the directors and executive officers of the Company is contained in its Definitive Proxy Statement for its 2021 Annual Meeting of Stockholders filed with the SEC on April 30, 2021. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the holders of Public Warrants in connection with the Amendment and a description of their interests will be set forth in the Consent Solicitation Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTESS BRANDS, INC.

Date: June 23, 2021	By:	/s/ Andrew P. Callahan
	Name:	Andrew P. Callahan
	Title:	President and Chief Executive Officer